UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

Automatic Data Processing, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of Automatic Data Processing, Inc. (the “Company”) was held on November 12, 2025. There were present at the meeting, either in person or by proxy, holders of 354,117,857 shares of common stock. The final tabulation of the voting results for the election of directors and other proposals is set forth below.

Proposal 1 – Election of Directors

The following nominees were elected to the Company’s Board of Directors for the ensuing year. The votes cast for each nominee were as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Peter Bisson	309,789,342	3,155,519	383,514	40,789,482
Maria Black	311,760,088	1,238,319	329,968	40,789,482
David V. Goeckeler	310,736,054	2,215,750	376,571	40,789,482
Linnie M. Haynesworth	309,209,719	3,103,431	1,015,225	40,789,482
Francine S. Katsoudas	310,776,518	1,984,561	567,296	40,789,482
Nazzic S. Keene	309,940,254	2,997,232	390,889	40,789,482
Karen S. Lynch	312,478,729	487,909	361,737	40,789,482
Thomas J. Lynch	308,280,336	4,646,673	401,366	40,789,482
Scott F. Powers	307,147,264	5,789,827	391,284	40,789,482
Carlos A. Rodriguez	310,964,124	2,001,879	362,372	40,789,482
Robert H. Swan	312,310,373	621,425	396,577	40,789,482
Sandra S. Wijnberg	293,098,593	19,004,481	1,225,301	40,789,482

Proposal 2 – Advisory Vote on Company’s Executive Compensation

The proposal to approve, on an advisory basis, executive compensation of our Named Executive Officers was approved based upon the following vote:

For	Against	Abstained	Broker Non-Votes
286,181,654	25,643,400	1,503,321	40,789,482

Proposal 3 - Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year that began on July 1, 2025 was approved based on the following vote:

For	Against	Abstained
327,635,933	25,862,542	619,382

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

Date: November 17, 2025	By:	/s/ David Kwon
		Name:	David Kwon
		Title:	Vice President